UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 14, 2005
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)

               Israel               000-29871                   N/A
         ------------------         ----------                  ---
(State or other jurisdiction       (Commission      (IRS Employer Identification
       of incorporation)          File Number)                    No.)

                24 Raul Wallenberg Street, Tel Aviv 69719, Israel
                -------------------------------------------------
              (Address of principal executive offices and zip code)

                               011-972-3-645-5220
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

         On March 14, 2005, the Registrant announced that it will begin filing its Annual Reports with the U.S. Securities and Exchange Commission on Form 20-F for foreign private issuers, effective with the year ended December 31, 2004.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits

               Exhibit 99.1 Press Release dated March 14, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 14, 2005                        RADVISION LTD.
                                                 (Registrant)



                                            By: /s/Tsipi Kagan
                                                --------------
                                                Tsipi Kagan
                                                Chief Financial Officer